UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (date of earliest event reported): January 22, 2004


                               DELTA MUTUAL, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                   000-30563                    14-1818394
           (Commission File Number) (IRS Employer Identification No.)


            111 North Branch Street, Sellersville, Pennsylvania 18960
               (Address of principal executive offices) (Zip Code)


            1730 Rhode Island Avenue, Suite 812, Washington, DC 20036
                                (Former Address)


                                 (215) 258-2800
                         (Registrant's telephone number)



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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS.

(a) Delta Mutual, Inc. announces start of Middle East environmental activities.

(c)Exhibits

A copy of the press release and the strategic alliance agreement are attached hereto as exhibits.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         DELTA MUTUAL, INC.


Dated: January 22, 2004                  By: /s/ Peter F. Russo
                                             -----------------------------
                                             Peter F. Russo, President